Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Current assets
Cash and cash equivalents	$ 404	$ 2,271
Trade receivables, net	3,910	3,573
Other receivables	3,520	3,224
Due from related parties	5	10
Due from Joint Ventures	1,408	1,679
Inventories	791	288
Prepaid expenses	896	888
Deferred charges, net	829	489
Total current assets	11,763	12,422
Restricted cash	183	31
Advances for acquisition of coal property	21,855	21,855
Advances for vessel acquisition		22,747
Vessels and other fixed assets, net	121,255	35,067
Property, equipment and mine development costs, net	9,469	10,051
Owned and leased mineral rights, land and building, net	1,771	20,977
Goodwill	23,550	28,007
Other non-current assets	477	174
Total non-current assets	178,560	138,909
Total assets	190,323	151,331
Current liabilities
Current portion of long-term debt	64,338	60,306
Accounts payable, trade	23,876	21,451
Accrued liabilities	20,849	15,173
Share settled debt		72,595
Convertible notes, net	85,685	101,651
Capital lease obligations	5,225
Deferred income	145
Financial instruments carried at fair value	39,300	20,491
Due to related parties	299	34
Other current liabilities	7,745
Total current liabilities	247,462	291,701
Non-current liabilities
Capital lease obligations	32,785
Convertible notes, net	11,436
Asset retirement obligations	1,050	979
Long-term debt	7,707
Total non-current liabilities	52,978	979
Total liabilities	300,440	292,680
Shareholders' deficit
Common Shares, $0.01 par value, 50 billion shares authorized, 309.45 million and 0.0013 million shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	3,095	1
Additional paid-in capital	926,753	833,234
Accumulated deficit	(1,038,434)	(973,263)
Accumulated other comprehensive income		34
Total NewLead Holdings' shareholders' deficit	(108,586)	(139,994)
Noncontrolling interest deficit	(1,531)	(1,355)
Total shareholders' deficit	(110,117)	(141,349)
Total liabilities and shareholders' deficit	$ 190,323	$ 151,331